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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 26, 1999 included in this Form 10-K, into Roberts Realty Investors, Inc.'s previously filed Registration Statement on Form S-3 (File No. 333-31117).


/s/ ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 22, 1999